Exhibit 99.2

Amounts in millions, except per share amounts, ASP, percentages[1]	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16[9]
Revenue	$4,035	$3,824	$3,764	$3,728	$3,804	$3,972	$3,703	$3,651	$3,943	$3,888	$3,550	$3,191	$3,360	$3,317	$2,822	$3,495
Gross Profit	$1,193	$1,059	$1,061	$1,050	$1,099	$1,156	$1,076	$1,029	$1,149	$1,110	$1,032	$930	$955	$906	$753	$821
Gross Margin	29.6%	27.7%	28.2%	28.2%	28.9%	29.1%	29.1%	28.2%	29.1%	28.5%	29.1%	29.1%	28.4%	27.3%	26.7%	23.5%
R&D	$396	$378	$396	$402	$401	$416	$418	$426	$437	$426	$402	$381	$385	$389	$359	$484
SG&A	179	162	185	180	132	226	201	202	220	164	199	190	192	207	166	400
Other	26	41	63	689	24	36	38	49	23	54	10	104	56	59	140	117

Total Operating Expenses	$601	$581	$644	$1,271	$557	$678	$657	$677	$680	$644	$611	$675	$633	$655	$665	$1,001
Operating Income (Loss)	$592	$478	$417	$(221)	$542	$478	$419	$352	$469	$466	$421	$255	$322	$251	$88	$(180)
Interest & Other Expense, net	$14	$10	$11	$9	$10	$11	$13	$5	$9	$8	$9	$8	$8	$7	$8	$290
Net Income (Loss)	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283	$251	$74	$(351)
EPS	$2.06	$1.36	$1.60	$(1.12)	$2.05	$1.77	$1.55	$1.32	$1.76	$1.84	$1.63	$0.94	$1.21	$1.07	$0.32	$(1.34)
Diluted Shares Outstanding	252	246	245	236	242	243	242	241	240	238	236	235	234	234	234	261
Non-GAAP Results Gross Profit[10]	$1,231	$1,097	$1,099	$1,085	$1,135	$1,196	$1,115	$1,078	$1,188	$1,187	$1,069	$951	$972	$944	$794	$1,084
Gross Margin[10]	30.5%	28.7%	29.2%	29.1%	29.8%	30.1%	30.1%	29.5%	30.1%	30.5%	30.1%	29.8%	28.9%	28.5%	28.1%	31.0%
Operating Expenses[10]	$564	$529	$559	$564	$574	$616	$605	$598	$638	$620	$591	$560	$567	$542	$477	$691
Net Income	$594	$513	$514	$477	$514	$532	$470	$445	$504	$539	$441	$356	$366	$374	$283	$208
EPS	$2.36	$2.09	$2.10	$1.96	$2.12	$2.19	$1.94	$1.85	$2.10	$2.26	$1.87	$1.51	$1.56	$1.60	$1.21	$0.79
Diluted Shares Outstanding[6]	252	246	245	243	242	243	242	241	240	238	236	235	234	234	234	263
Revenue By Channel OEM	63%	61%	60%	66%	64%	62%	62%	65%	63%	63%	64%	67%	67%	65%	66%	63%
Distributors	24%	24%	26%	23%	24%	24%	25%	23%	24%	23%	23%	21%	21%	21%	22%	19%
Retail	13%	15%	14%	11%	12%	14%	13%	12%	13%	14%	13%	12%	12%	14%	12%	18%
Revenue by Geography Americas	23%	27%	27%	28%	26%	25%	25%	24%	27%	27%	29%	32%	30%	31%	30%	38%
EMEA	18%	23%	22%	19%	20%	23%	21%	20%	21%	24%	21%	21%	21%	23%	23%	19%
Asia/ANZ	59%	50%	51%	53%	54%	52%	54%	56%	52%	49%	50%	47%	49%	46%	47%	43%
Revenue Client Devices[14]	$2,650	$2,259	$2,168	$2,109	$2,198	$2,226	$2,126	$2,170	$2,255	$2,089	$1,820	$1,546	$1,670	$1,581	$1,370	$1,584
Client Solutions[14]	500	568	500	401	455	543	479	444	504	528	452	366	399	459	346	666
Data Center Devices & Solutions[14]	885	997	1,096	1,218	1,151	1,203	1,098	1,037	1,184	1,271	1,278	1,279	1,291	1,277	1,106	1,245

Total Revenue	$4,035	$3,824	$3,764	$3,728	$3,804	$3,972	$3,703	$3,651	$3,943	$3,888	$3,550	$3,191	$3,360	$3,317	$2,822	$3,495
Exabytes Shipped Client Devices	28.0	28.0	28.1	27.9	30.4	33.0	32.9	34.8	39.1	37.6	34.3	30.5	34.3	35.3	31.7	32.0
Client Solutions	7.0	8.7	7.9	6.8	7.9	9.6	8.6	8.2	9.8	11.0	9.6	8.2	9.2	11.3	8.5	9.5
Data Center Devices & Solutions	9.3	10.9	12.4	13.0	12.5	12.5	12.1	12.2	15.9	17.8	17.4	17.5	20.0	22.5	22.8	24.6

Total Exabytes Shipped [13]	44.3	47.6	48.4	47.7	50.8	55.1	53.6	55.2	64.8	66.4	61.3	56.2	63.5	69.1	63.0	66.1
R4Q EB Shipped	45.9	93.0	140.8	188.0	194.5	202.0	207.2	214.7	228.7	240.0	247.7	248.7	247.4	250.1	251.8	261.7
HDD TAM	139.1	135.8	135.9	133.3	140.2	142.2	138.1	138.0	147.3	140.8	125.0	111.0	118.7	115.1	100.5	98.5
HDD Share	44.9%	43.6%	44.3%	44.9%	44.7%	44.4%	43.8%	45.7%	44.0%	43.4%	43.6%	43.7%	43.6%	43.2%	42.9%	40.7%
HDD Units [2]	62.5	59.2	60.2	59.9	62.6	63.1	60.4	63.1	64.7	61.0	54.5	48.5	51.7	49.7	43.1	40.1
HDD ASP	$62	$62	$61	$60	$58	$60	$58	$56	$58	$60	$61	$60	$60	$61	$60	$63
HDD PC Units[5] HDD Notebook Units	25.887	21.300	21.547	23.989	22.912	22.662	21.814	22.899	23.396	21.178	18.785	15.513	15.804	15.318	13.577	11.449
HDD Desktop Units	16.819	17.717	18.383	16.185	17.307	16.825	16.635	16.182	16.320	15.375	13.523	11.601	11.683	12.458	10.681	7.924
HDD Non-PC Units HDD Consumer Electronics Units[4]	8.019	6.452	6.517	6.544	8.474	8.794	8.573	10.906	10.485	9.295	8.610	9.056	11.484	8.461	7.318	10.038
HDD Branded Units	5.767	7.139	6.517	5.281	6.146	7.018	6.272	6.012	6.780	7.156	6.090	5.151	5.575	6.443	5.157	4.709
HDD Enterprise Units	5.988	6.633	7.211	7.897	7.771	7.783	7.129	7.098	7.763	8.041	7.519	7.199	7.185	7.008	6.390	5.994

Total HDD Units	62.480	59.241	60.175	59.896	62.610	63.082	60.423	63.097	64.744	61.045	54.527	48.520	51.731	49.688	43.123	40.114

Volume and HDD Share2	Revenue, GAAP and Non-GAAP Gross Margin[10]	GAAP & Non-GAAP EPS Analysis

Note: Refer to “Non-GAAP Financial Measures” for information about non-GAAP financial measures included in this quarterly fact sheet.

Page 1	Quarterly Fact Sheet – Q4 FY16

Balance sheet, cash flows, earnings, dividends and share repurchase amounts in millions	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
Cash and Cash Equivalents	$3,537	$3,816	$4,060	$4,309	$4,869	$4,655	$4,569	$4,804	$5,159	$4,902	$4,812	$5,024	$5,081	$5,363	$5,887	$8,151
Available-for-Sale (AFS) Securities	—	—	—	—	—	—	470	499	454	465	523	590	704	732	146	345
Debt	(2,128)	(2,128)	(2,013)	(1,955)	(2,398)	(2,340)	(2,469)	(2,438)	(2,406)	(2,375)	(2,344)	(2,567)	(2,536)	(2,505)	(2,203)	(16,994)

Net Cash, Cash Equivalents & AFS Securities	$1,409	$1,688	$2,047	$2,354	$2,471	$2,315	$2,570	$2,865	$3,207	$2,992	$2,991	$3,047	$3,249	$3,590	$3,830	$(8,498)
Cash Flow From Operations	$936	$772	$727	$684	$680	$727	$697	$713	$827	$243	$684	$488	$545	$598	$485	$355
Free Cash Flow	$554	$526	$539	$548	$544	$557	$536	$552	$667	$97	$534	$332	$394	$449	$352	$114
Capital Expenditures, net[15]	$382	$246	$188	$136	$136	$170	$161	$161	$160	$146	$150	$156	$151	$149	$133	$241
Depreciation and Amortization	$313	$309	$309	$302	$312	$317	$307	$308	$289	$290	$285	$250	$236	$252	$246	$420
EBITDA	$905	$787	$726	$81	$854	$795	$726	$660	$758	$756	$706	$505	$558	$503	$334	$240
Accounts Receivable, Net	$1,951	$1,732	$1,700	$1,793	$1,791	$1,959	$1,802	$1,989	$1,915	$1,880	$1,696	$1,532	$1,616	$1,650	$1,254	$1,461
Inventory Raw Materials	$237	$193	$191	$167	$208	$201	$204	$168	$178	$154	$173	$168	$135	$130	$133	$571
Work in Process	559	581	583	575	579	581	519	493	509	510	498	500	507	474	440	636
Finished Goods	508	430	423	446	457	511	554	565	585	618	651	700	618	634	654	922

Total Inventory	$1,304	$1,204	$1,197	$1,188	$1,244	$1,293	$1,277	$1,226	$1,272	$1,282	$1,322	$1,368	$1,260	$1,238	$1,227	$2,129
Property, Plant and Equipment, Net	$4,027	$3,938	$3,803	$3,700	$3,638	$3,509	$3,406	$3,293	$3,202	$3,099	$3,051	$2,965	$2,890	$2,801	$2,687	$3,508
Accounts Payable	$2,545	$2,185	$2,037	$1,990	$2,061	$2,106	$1,902	$1,971	$2,016	$2,071	$2,020	$1,881	$1,799	$1,806	$1,571	$1,888
Accounts Payable to Related Parties	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$168
Days Sales Outstanding[11]	44	41	41	44	43	45	44	50	48	44	44	44	44	45	40	38
Days Inventory Outstanding[11]	42	40	40	40	42	42	44	42	45	42	48	55	48	47	54	72
Days Payables Outstanding[11]	82	72	69	67	69	68	65	68	71	68	73	76	68	68	69	70
Cash Conversion Cycle[11]	4	9	12	17	16	19	23	24	22	18	19	23	24	24	25	40
Inventory Turns[11]	9	9	9	9	9	9	8	9	8	9	8	7	8	8	7	5
Dividends Paid	$—	$121	$—	$60	$59	$59	$71	$70	$94	$94	$93	$116	$115	$116	$116	$116
Shares Repurchased	5.2	4.2	5.2	4.4	2.3	2.0	2.8	3.2	2.2	3.2	2.2	2.0	0.7	—	—	—
Shares Repurchased	$218	$146	$243	$235	$150	$150	$244	$272	$223	$309	$240	$198	$60	$—	$—	$—
Remaining Amount Authorized	$2,594	$2,448	$2,205	$1,970	$1,820	$1,670	$1,426	$1,154	$931	$622	$2,382	$2,184	$2,124	$2,124	$2,124	$2,124
R4Q Economic Profit[8]	$801	$976	$884	$(59)	$(176)	$(109)	$(158)	$415	$332	$328	$320	$203	$52	$(157)	$(440)	$(2,527)
R4Q ROIC[8]	21.3%	21.0%	20.0%	10.1%	9.7%	10.5%	10.2%	15.1%	14.2%	14.1%	14.1%	13.1%	11.7%	10.0%	7.4%	3.6%
R4Q ROA[8]	14.9%	14.7%	14.2%	7.0%	6.7%	7.2%	7.0%	10.6%	10.0%	10.1%	10.2%	9.6%	8.7%	7.5%	5.4%	1.3%
Worldwide Headcount[3]	96,002	93,820	87,565	85,777	87,586	87,976	84,556	84,072	83,277	83,993	80,767	76,449	76,052	74,891	67,884	72,878

Gross vs. Net Cash, Cash Equivalents & AFS Securities	R&D10 and Capital Expenditures	Free Cash Flow & Cash Flow from Operatations	R4Q ROIC, R4Q Economic Profit & R4Q Operating Income[8]

Note: Refer to “Non-GAAP Financial Measures” for information about non-GAAP financial measures included in this quarterly fact sheet.

Page 2	Quarterly Fact Sheet – Q4 FY16

Debt Tranches and Interest Rates

Debt	Base Rate	Tenor		Maturity	Original Principal Amount	Balance Outstanding as of 7/1/16A	Indicative Rates bpsB
Revolver drawn C	L+200	5 years			$0	$0	2.468%
Bridge Loan	L+200	7/26/2016	D		$3,000	$3,000	2.468%
Term Loan A (floor of 0bps)	L+200	5 years		April 29, 2021	$4,125	$4,125	2.468%
Term Loan B Dollar (floor of 75bps)	L+550	7 years		April 29, 2023	$3,750	$3,750	6.250%
Term Loan B Euro (floor of 75 bps)E	E+525	7 years		April 29, 2023	$987	$987	6.000%
Sr. Secured Notes Due 2023F	7.375%	7 years		April 1, 2023	$1,875	$1,875	7.375%
Sr. Unsecured Notes Due 2024F	10.500%	8 years		April 1, 2024	$3,350	$3,350	10.500%

Total					$17,087	$17,087	5.615	%G

Weighted average interest rate excluding the Bridge Loan							6.285	%G

A	Excluding Original Issue Discount and fees
B	L = 1 Month LIBOR, E = 1 Month EURIBOR
B	Based on current leverage ratios
C	Revolver capacity: $1,000M
D	Cash bridge contractual maturity date—Paid off on July 21, 2016
E	Principal in EURO denominated debt = Euro 885M, converted at Fiscal Month EUR/USD balance sheet rate of 1.11508
F	Notes are callable in 3 years (starting April 1, 2019)
G	Weighted average interest rate as of July 1, 2016

The schedule above excludes convertible debt assumed in connection with the acquisition of SanDisk

Estimated Effective Tax Ranges (Non-GAAP)
FY17 :	15% - 20%
FY18 – FY23 :	10% - 15%
Beyond FY23 :	7% - 10%

Page 3	Quarterly Fact Sheet – Q4 FY16

In millions, except gross margin and per share amounts	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
Reconciliation of Cash Flows from Operations to Free Cash Flow
Cash Flows from Operations	$936	$772	$727	$684	$680	$727	$697	$713	$827	$243	$684	$488	$545	$598	$485	$355
Purchases of Property, Plant and Equipment, net	(382)	(246)	(188)	(136)	(136)	(170)	(161)	(161)	(160)	(146)	(150)	(156)	(151)	(149)	(133)	$(151)
Note Receivable with Flash Ventures, net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(90)

Free Cash Flow	$554	$526	$539	$548	$544	$557	$536	$552	$667	$97	$534	$332	$394	$449	$352	$114
Reconciliation of Net Income to EBITDA
Net Income (Loss)	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283	$251	$74	$(351)
Interest and Other Expense, net	14	10	11	9	10	11	13	5	9	8	9	8	8	7	8	290
Income Tax Expense (Benefit)	59	133	15	35	37	37	31	30	37	20	28	27	31	(7)	6	(119)
Depreciation and Amortization	313	309	309	302	312	317	307	308	289	290	285	250	236	252	246	420

EBITDA	$905	$787	$726	$81	$854	$795	$726	$660	$758	$756	$706	$505	$558	$503	$334	$240
Reconciliation of Operating Income (Loss) to
R4Q Economic Profit
Operating Income (Loss)	$592	$478	$417	$(221)	$542	$478	$419	$352	$469	$466	$421	$255	$322	$251	$88	$(180)
Income Tax (Expense) Benefit	(59)	(133)	(15)	(35)	(37)	(37)	(31)	(30)	(37)	(20)	(28)	(27)	(31)	7	(6)	119

Net Operating Profit After Taxes	533	345	402	(256)	505	441	388	322	432	446	393	228	291	258	82	(61)
R4Q Net Operating Profit After Taxes	1,919	2,117	2,032	1,024	996	1,092	1,078	1,656	1,583	1,588	1,593	1,499	1,358	1,170	859	570
Invested Capital x WACC	(1,118)	(1,141)	(1,148)	(1,083)	(1,172)	(1,201)	(1,236)	(1,241)	(1,251)	(1,260)	(1,273)	(1,296)	(1,306)	(1,327)	(1,299)	(3,097)

R4Q Economic Profit	$801	$976	$884	$(59)	$(176)	$(109)	$(158)	$415	$332	$328	$320	$203	$52	$(157)	$(440)	$(2,527)
Reconciliation of Gross Margin to Non-GAAP Gross Margin &
Gross Profit to Non-GAAP Gross Profit
Gross Profit[10]	$1,193	$1,059	$1,061	$1,050	$1,099	$1,156	$1,076	$1,029	$1,149	$1,110	$1,032	$930	$955	$906	$753	$821
Acquisition-related charges	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	122
Charges related to cost saving initiatives	—	—	—	—	—	—	—	—	—	—	—	—	—	22	25	27
Other charges	—	—	—	—	—	—	—	10	—	39	—	1	—	—	—	—
Amortization of acquired intangible assets	38	38	38	35	36	40	39	39	39	38	37	20	17	16	16	114

Non-GAAP Gross Profit[10]	$1,231	$1,097	$1,099	$1,085	$1,135	$1,196	$1,115	$1,078	$1,188	$1,187	$1,069	$951	$972	$944	$794	$1,084
Revenue	$4,035	$3,824	$3,764	$3,728	$3,804	$3,972	$3,703	$3,651	$3,943	$3,888	$3,550	$3,191	$3,360	$3,317	$2,822	$3,495
Gross Margin[10]	29.6%	27.7%	28.2%	28.2%	28.9%	29.1%	29.1%	28.2%	29.1%	28.5%	29.1%	29.1%	28.4%	27.3%	26.7%	23.5%
Non-GAAP Gross Margin[10]	30.5%	28.7%	29.2%	29.1%	29.8%	30.1%	30.1%	29.5%	30.1%	30.5%	30.1%	29.8%	28.9%	28.5%	28.1%	31.0%
Reconciliation of Operating Expenses to Non-GAAP
Operating Expenses
Total Operating Expenses	$601	$581	$644	$1,271	$557	$678	$657	$677	$680	$644	$611	$675	$633	$655	$665	$1,001
Less:
Amortization of acquired intangible assets	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(8)	(7)	(7)	(7)	(8)	(8)	(8)	(6)	(73)
Employee termination, asset impairment and other charges	(26)	(41)	(63)	(8)	(11)	(23)	(25)	(26)	(9)	(36)	(10)	(104)	(56)	(27)	(140)	(117)
Charges related to cost saving initiatives	—	—	—	—	—	—	—	—	—	—	—	—	—	(15)	(24)	(30)
Charges related to arbitration award	—	—	—	(681)	(13)	(13)	(13)	(13)	(14)	(1)	—	—	—	(32)	—	—
Acquisition-related charges	—	—	—	(7)	(13)	—	—	—	—	—	(3)	—	—	(27)	(16)	(116)
Charges and insurance recoveries related to flooding, net	—	—	—	—	65	—	—	—	—	37	—	—	—	—	—	—
Other charges	—	—	(11)	—	—	(15)	(3)	(32)	(12)	(17)	—	(3)	(2)	(4)	(2)	26

Non-GAAP Operating Expenses	$564	$529	$559	$564	$574	$616	$605	$598	$638	$620	$591	$560	$567	$542	$477	$691
Reconciliation of Net Income (Loss) to Non-GAAP Net Income
Net Income (Loss)	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283	$251	$74	$(351)
Amortization of acquired intangible assets	49	49	49	46	47	51	50	47	46	45	44	28	25	24	22	187
Employee termination, asset impairment and other charges	26	41	63	8	11	23	25	36	9	53	10	104	56	27	140	117
Convertible Debt	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58
Charges related to cost saving initiatives	—	—	—	—	—	—	—	—	—	—	—	—	—	37	49	57
Charges related to arbitration award	—	—	—	681	13	13	13	13	14	1	—	—	—	32	—	—
Acquisition-related charges	—	—	—	7	13	—	—	—	—	—	3	—	—	27	16	238
Charges and insurance recoveries related to flooding, net	—	—	—	—	(65)	—	—	—	—	(37)	—	—	—	—	—	—
Other charges	—	—	11	—	—	15	7	32	12	39	—	4	2	4	2	(3)
Income tax adjustments	—	88	—	—	—	—	—	—	—	—	—	—	—	(28)	(20)	(95)

Non-GAAP Net Income	$594	$513	$514	$477	$514	$532	$470	$445	$504	$539	$441	$356	$366	$374	$283	$208
EPS	$2.06	$1.36	$1.60	$(1.12)	$2.05	$1.77	$1.55	$1.32	$1.76	$1.84	$1.63	$0.94	$1.21	$1.07	$0.32	$(1.34)
Non-GAAP EPS	$2.36	$2.09	$2.10	$1.96	$2.12	$2.19	$1.94	$1.85	$2.10	$2.26	$1.87	$1.51	$1.56	$1.60	$1.21	$0.79
Diluted Shares Outstanding	252	246	245	236	242	243	242	241	240	238	236	235	234	234	234	261
Non-GAAP Diluted Shares Outstanding[6]	252	246	245	243	242	243	242	241	240	238	236	235	234	234	234	263
Reconciliation of Income Tax Provision as a percentage of pre-tax income to Non-GAAP income tax provision as a percentage of
non-GAAP pre-tax income
Net income (loss)	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283	$251	$74	$(351)
Income tax expense (benefit)	59	133	15	35	37	37	31	30	37	20	28	27	31	(7)	6	(119)

Pre-tax income	$578	$468	$406	$(230)	$532	$467	$406	$347	$460	$458	$412	$247	$314	$244	$80	$(470)
Income tax provision as a percentage of pre-tax income	10%	28%	4%	-15%	7%	8%	8%	9%	8%	4%	7%	11%	10%	-3%	8%	25%
Non-GAAP Net Income	$594	$513	$514	$477	$514	$532	$470	$445	$504	$539	$441	$356	$366	$374	$283	$208
Add:
Income tax expense (benefit)	59	133	15	35	37	37	31	30	37	20	28	27	31	(7)	6	(119)
Income tax adjustments	—	(88)	—	—	—	—	—	—	—	—	—	—	—	28	20	95

Non-GAAP income tax expense (benefit)	59	45	15	35	37	37	31	30	37	20	28	27	31	21	26	(24)
Non-GAAP pre-tax income	$653	$558	$529	$512	$551	$569	$501	$475	$541	$559	$469	$383	$397	$395	$309	$184
Non-GAAP income tax provision as a percentage of pre-tax income	9%	8%	3%	7%	7%	7%	6%	6%	7%	4%	6%	7%	8%	5%	8%	-13%

Page 4	Quarterly Fact Sheet – Q4 FY16

Non-GAAP Financial Measures

This Quarterly Fact Sheet contains non-GAAP financial measures. These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies.

Free Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less purchases of property, plant and equipment, net of proceeds from sales of property, plant, and equipment, and the net activity in notes receivable and investments in the Flash Ventures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company’s business, making strategic acquisitions, strengthening the balance sheet, repaying debt, paying dividends and repurchasing stock.

EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies.

Economic Profit: Economic profit (EP) is a non-GAAP financial measure defined as net operating profit after taxes less the value of invested capital multiplied by the weighted average cost of capital, where net operating profit after taxes is defined as income from operations minus tax expense and invested capital is defined as the sum of current debt, long-term debt and equity. Management uses EP to evaluate business performance and allocate resources, and it is a component in determining management’s incentive compensation. Management believes EP provides additional perspective to investors about financial returns generated by the business and represents profit generated over and above the cost of capital used by the business to generate that profit.

Non-GAAP Gross Margin and Non-GAAP Gross Profit: Non-GAAP gross margin is a non-GAAP measure defined as non-GAAP gross profit divided by revenue. Non-GAAP gross profit is a non-GAAP measure defined as gross profit before any charges to cost of goods sold that may not be indicative of ongoing operations. We believe that non-GAAP gross profit is a useful measure to investors as an alternative method for measuring our operating performance and comparing it against prior periods’ performance.

Non-GAAP Operating Expenses: Non-GAAP operating expenses is a non-GAAP measure defined as operating expenses before any charges that may not be indicative of ongoing operations. We believe that non-GAAP operating expenses is a useful measure to investors as an alternative method for measuring our expense management and comparing it against prior periods’ performance.

Non-GAAP Net Income and Non-GAAP EPS: Non-GAAP net income and non-GAAP EPS are non-GAAP measures defined as net income and EPS, respectively, before any charges that may not be indicative of ongoing operations, or any tax impact related to those charges. We believe that non-GAAP net income and non-GAAP EPS are useful measures to investors as an alternative method for measuring our earnings performance and comparing it against prior periods’ performance.

Non-GAAP income tax provision as a percentage of non-GAAP pre-tax income: Non-GAAP income tax provision is a non-GAAP measure defined as income tax provision plus any income tax adjustments that may not be indicative of ongoing operations. We believe that non-GAAP income tax provision as a percentage of non-GAAP pre-tax income is a useful measure to investors as an alternative method for measuring our effective tax rate and comparing it against prior periods’ performance.

We exclude the following items from our non-GAAP measures:

Amortization of acquired intangible assets: We incur expenses from the amortization of acquired intangible assets over their economic lives. Such charges are significantly impacted by the timing and magnitude of our acquisitions and any related impairment charges.

Employee termination, asset impairment and other charges: From time-to-time, in order to realign our operations with anticipated market demand or to achieve cost synergies from the integration of acquisitions, we may terminate employees and/or restructure our operations. From time-to-time, we may also incur charges from the impairment of intangible assets and other long-lived assets. These charges (including any reversals of charges recorded in prior periods) are inconsistent in amount and frequency and are not a part of the ongoing operation of our business.

Convertible debt: We exclude non-cash economic interest expense associated with the convertible senior notes, the gains and losses on the conversion of the convertible senior notes and call option, and unrealized gains and losses related to the change in fair value of the exercise option and call option. These charges and gains and losses do not reflect our cash operating results or the ongoing results of our business.

Charges related to cost saving initiatives: In connection with the transformation of our business, beginning in the 2nd quarter of fiscal 2016, we have incurred charges related to cost saving initiatives which do not qualify for special accounting treatment as exit or disposal activities. These charges, which are not part of the ongoing operation of our business, primarily relate to costs associated with rationalizing our channel partners or vendors, transforming our information systems infrastructure, integrating our product roadmap, and accelerated depreciation on assets.

Charges related to arbitration award: In relation to an arbitration award for claims brought against the Company by Seagate Technology LLC, which was satisfied in October 2014, and the related dispute over the calculation of post-award interest, which was resolved in February 2016, we have recorded loss contingencies. The resulting expense is inconsistent in amount and frequency.

Acquisition-related charges: In connection with our business combinations, we incur expenses which we would not have otherwise incurred as part of our business operations. These expenses include third-party professional service and legal fees, third-party integration services, severance costs, non-cash adjustments to the fair value of acquired inventory, contract termination costs, retention bonuses, and changes to the fair value of contingent consideration. We may also experience other one-time accounting impacts in connection with these transactions. These charges and impacts are related to acquisitions, are inconsistent in amount and frequency, and have no direct correlation to the operation of our business.

Insurance recoveries: From time-to-time, we receive insurance recoveries related to losses or other events which occurred in a prior period. Such recoveries are inconsistent in amount and frequency.

Other charges: From time-to-time, we sell investments or other assets which are not considered strategic or necessary to our business; are a party to legal or arbitration proceedings, which could result in an expense or benefit due to settlements, final judgments, or accruals for loss contingencies; or incur other charges or gains which are not a part of the ongoing operation of our business. The resulting expense or benefit is inconsistent in amount and frequency.

Income tax adjustments: Income tax adjustments reflect the difference between income taxes based on a forecasted annual non-GAAP tax rate and a forecasted annual GAAP tax rate as a result of the timing of certain non-GAAP pre-tax adjustments.

Page 5	Quarterly Fact Sheet – Q4 FY16

Formulas

Share = Units (HDD) / TAM

ASP = Revenue / Units (HDD)

Free Cash Flow = Cash Flow from Operations – Capital Expenditures, net

EBITDA = Net Income (Loss) + Interest and Other Expense, net + Income Tax Expense + Depreciation and Amortization

Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days)

Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days)

Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days)

Cash Conversion Cycle = DSO + DIO – DPO

Inventory Turns = 364 days / DIO

R4Q Economic Profit = R4Q Net Operating Profit After Taxes – (Invested Capital x WACC)

•	Invested Capital = Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders’ equity

•	WACC[7] = 11%

R4Q ROIC = R4Q (Net Income (Loss) + Interest Expense) / R4Q Average (Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders’ equity)

R4Q ROA = R4Q Net Income (Loss) / R4Q Average Total Assets

Footnotes

1.	ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates.
2.	HDD Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media.
3.	Worldwide Headcount excludes temporary and contracted employees.
4.	Consumer Electronics includes gaming.
5.	PC includes shipments to distributors, second/third tier external HDD manufacturers, and white box manufacturers.
6.	Non-GAAP diluted shares outstanding are equivalent to GAAP diluted shares outstanding except in periods when a net loss is reported on a GAAP basis, but net income is reported on a non-GAAP basis. Dilutive shares are not included in the calculation of EPS when a net loss is reported.
7.	WACC of 11% is an internal assumption.
8.	Q2 FY12 includes charges related to the flooding. Q4 FY13 includes charges related to the arbitration award.
9.	HDD TAM is preliminary and based on internal information.
10.	Certain FY14 amounts have been reclassified from gross profit, R&D and SG&A to the other charges line within operating expenses to conform to the annual presentation of FY14 in Part II, Item 8, Note18 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K.
11.	Q1 FY15 cash conversion cycle calculated using 98 days due to a 14 week quarter. Q1 FY15 inventory turns calculated using 371 days due to a 53 week year.
12.	Non-PC revenue percentage includes consumer electronics, enterprise applications, branded products, and SSD.
13.	Excludes Non-Memory Products.
14.	Client Devices is comprised of notebook and desktop HDD, consumer electronics HDD, client SSD, embedded, wafer sales and licensing and royalties. Client Solutions is comprised of branded HDD, branded flash, removables and licensing and royalties. Datacenter Devices and Solutions is comprised of enterprise HDD, enterprise SSD, data center software, data center solutions and licensing and royalties.
15.	Capital expenditures, net is comprised of purchases of property, plant and equipment, net and note receivable with flash ventures, net.

Page 6	Quarterly Fact Sheet – Q4 FY16